Putnam
High Yield
Trust II

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

8-31-98


[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* "Today's high-yield market is being driven by many factors including deregulation, new technology, and mergers and acquisitions. Putnam High Yield Trust II's performance during its fiscal year ended August 31, 1998, reflected the opportunities created by these factors and the continuing growth of this market -- growth that we have been able to take full advantage of."

                                   -- Jennifer E. Leichter, Fund manager

*  As reported in the September 1998 issue of Mutual Funds, "Junk
   [high-yield bonds] isn't necessarily, well, as junky as you might think. Many well-known companies carry the tag. Among them: Bethlehem Steel, Borden, CBS, Northwest Airlines, Ryder, and Sports Authority."

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

13 Portfolio holdings

31 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

An environment of deregulation and a continuing stream of mergers, acquisitions, and new technology provided plenty of issuance for investors seeking higher-yielding lower-rated bonds during the past several months. Worldwide equity investors fleeing to the relative safety of fixed-income investments added their own demand impetus. Together, these factors helped mitigate the effects of market turbulence on Putnam High Yield Trust II's performance during its abbreviated fiscal year ended on August 31, 1998.

Because they usually behave more like stocks than high-quality bonds, your fund's holdings tended to share in the general rise of equities throughout much of the period. Then, when a new wave of turbulence hit the world's stock markets, they began acting more like other fixed-income securities, which slowed their retreat.

In the following report, the fund's management team discusses performance and strategies during the period just ended and takes a look at the fund's prospects as it proceeds into its first full fiscal year.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
October 21, 1998



Report from the Fund Managers
Jennifer E. Leichter
Gail S. Attridge

This report encompasses the period from Putnam High Yield Trust II's inception, December 31, 1997, through August 31, 1998, marking your fund's first, although abbreviated, fiscal year. Putnam High Yield Trust II shares a common strategy with two of Putnam's other well-established high-yield funds, Putnam High Yield Advantage Fund and Putnam High Yield Trust. In pursuing its objective of high current income with capital growth as a secondary goal, Putnam High Yield Trust II invests primarily in high-yielding lower-rated fixed-income securities. Your fund also follows the other funds' lead with regard to portfolio diversification. Your fund's holdings are spread across a broad range of industries and companies, both large and small, foreign and domestic.

For this abbreviated initial fiscal year, your fund's class A shares provided an annualized total return of -1.08% at net asset value and -5.74% at public offering price. For more information, including returns for other classes of shares, please see pages 9 and 10.

* FAVORABLE ENVIRONMENT FOR HIGH-YIELD BONDS

Because the performance of high-yield bonds tends to reflect the strength of the stock market to a greater extent than the performance of other types of bonds, your fund benefited from the strength of both the stock and bond markets during the fiscal year. Like stocks, the prices of high-yield bonds are more sensitive to the outlook for the economy and corporate earnings than to day-to-day interest-rate fluctuations. So while high-quality bonds usually provide strong returns during recessions because their prices rise as interest rates fall, high-yield bonds, like stocks, may provide attractive returns during strong economic times. While the U.S. stock market experienced increased volatility throughout the period, Putnam Management believes the fundamental background for stocks and high-yield bonds remains favorable.

Early in the period, high-yield bonds were buoyed by a healthy bond market in addition to the robust stock market. The favorable economic environment also contributed to a high level of merger and acquisition activity. This increased activity helped performance of the high-yield securities in which your fund invests because it often resulted in the acquisition of high-yield issuers by financially stronger corporations. Credit upgrades for the high-yield debt frequently followed, along with higher bond prices. Developments in key high-yield industries such as telecommunications and cable television as well as mergers and acquisitions also helped your fund's performance.

During the period, a steady supply of high-yielding securities was surpassed by an even stronger demand from insurance companies, pension funds, and individual and foreign investors seeking the higher income streams these bonds provide. Historically low long-term interest rates and a flattening U.S. yield curve led to increased high-yield issuance levels for most of early 1998.

[GRAPHIC OMITTED: worm chart HIGH-YIELD BONDS VERSUS OTHER BONDS]

                      First Boston      Lehman Brothers
                      High Yield        Corporate Bond
Date                  Bond Index            Index

8/31/92                    0                   0
8/31/93                15.77%              13.63%
8/31/94                19.96%              10.86%
8/31/95                35.80%              25.80%
8/31/96                49.58%              30.57%
8/31/97                72.66%              45.25%
8/31/98                75.18%              59.02%

Past performance is not indicative of future results. This chart demonstrates that high-yield bonds, as represented by the First Boston High Yield Index, generally outperformed investment-grade corporate bonds, as represented by the Lehman Brothers Corporate Bond Index. The chart shows cumulative returns. The lower credit rating of high-yield bonds reflects a greater possibility that adverse changes in an issuer's business or financial condition or in general economic conditions may impair the issuer's ability to pay principal and interest on the securities. This chart does not reflect the performance of Putnam High Yield Trust II.


* ASTUTE SECTOR DIVERSIFICATION INCREASES OPPORTUNITIES

Top-performing industries in the high-yield universe during your fund's fiscal year included cable television, broadcasting, finance and telecommunications, which performed well based on very positive operating results and high equity valuations.

The telecommunications sector, now the largest in the high-yield universe, experienced a number of positive factors during the period. First, favorable regulatory developments improved the market positions of competitive local exchange carriers (CLECs) and specialized mobile radio operators including one of your fund's top holdings, NEXTEL Communications. As with all portfolio holdings, in-depth credit research is critical to determining the companies most likely to succeed within their market niches. NEXTEL was one of the market's darlings, performing well for your fund. The company continued to add subscribers to its digital network at an extraordinary rate. While the securities discussed in this report were viewed favorably at the end of the period, all holdings are subject to review in accordance with the fund's investment strategy and may vary in the future.

Another positive factor for the telecommunications sector was the fact that commercial launches of these new technologies proceeded smoothly throughout the year. And finally, merger and acquisition activity in the sector continued at a healthy pace, led by WorldCom, Inc. A global telecommunications company, WorldCom has established operations in more than 50 countries encompassing the Americas, Europe, and the Asia-Pacific region. WorldCom is a premier provider of facilities-based and fully integrated local, long distance, international, and Internet services. Its global networks provide end-to-end connectivity to over 31,000 buildings worldwide. In November 1997, WorldCom announced a definitive merger agreement with MCI Communications Corporation.

WinStar Communications is another example of a company that has excelled in this sector. WinStar provides a full range of telecommunications services, including local, long distance, and Internet access services, as a local exchange carrier. In June 1998, WinStar received recognition for its innovative technology and 1997 deployment of 17 fully integrated voice and data networks. WinStar was presented with the Best New Competitive Local Network award at the Supercomm '98 Conference in Atlanta, the world's largest annual communications conference and exhibition.

[GRAPHIC OMITTED: horizontal bar chart of TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Telecommunications           17.1%

Health care                   4.6%

Broadcasting                  3.6%

Oil and gas                   3.5%

Cellular
communications                3.3%

Footnote reads:
*Based on net assets as of 8/31/98. Holdings will vary over time.


Your fund's holdings in the cable sector performed particularly well during the fiscal year as the industry benefited from Microsoft's billion-dollar investment in Philadelphia cable operator Comcast Corp. Prior to this event investors had perceived cable as a mature industry that would gradually lose market share to satellite television. The Microsoft investment changed this perception and raised awareness of the industry's new role as the ideal Internet delivery vehicle. Also during the period, AT&T announced plans to acquire TCI, another cable company.

The broadcasting sector was also fueled by fevered merger and acquisition activity resulting from relaxation of the rules controlling the number of stations operators can own. The new rules allow station operators to own multiple stations in individual markets and to own a greater absolute number of stations. By spreading the cost of administration and sales across several stations, companies can reduce the cost of business and improve their profit margins. This fact motivated a number of players to expand rapidly over the course of your fund's fiscal year through aggressive acquisition campaigns.

* CHANGING MARKET CONDITIONS MAY SIGNAL OPPORTUNITIES

While equity markets have been volatile recently, Putnam Management's positive outlook for high-yield bonds remains intact. We view the potential for changing market conditions with an opportunistic eye; bonds often become mispriced when investors overreact to transitory events. Because any shifts in the economy, whether real or perceived, affect each high-yield issuer differently, careful monitoring and research are critical. An ongoing analysis of corporate cash flow and asset values for each portfolio company, together with extensive portfolio diversification, is the key to minimizing risk. We believe that Putnam's disciplined management style will enable us to take advantage of any resulting opportunities.

We anticipate that U.S. growth will continue to moderate with little inflation thanks largely to Asian economic and currency weakness. Slowing demand and increased exports from that region should help keep U.S. prices down. We believe the underlying fundamentals and credit quality of the high-yield market remain strong as does merger activity. Higher coupons -- the annual interest paid on a bond -- have reduced new issuance and default rates remain low.

We plan to continue to focus on diversification, on companies with little exposure to Asia, and on securities with yields attractive relative to their risk levels. We will continue to emphasize improving credits in the telecommunications, broadcasting, finance, and health-care industries.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 8/31/98, there is no guarantee the fund will continue to hold these securities in the future. The lower credit ratings of high-yield bonds reflect a greater possibility that adverse changes in the economy or poor performance by the issuers of these bonds may affect the issuer's ability to pay principal and interest.

Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam High Yield Trust II is designed for investors seeking high current income through a diversified portfolio of high-yielding lower-rated corporate bonds, with a secondary objective of capital growth when consistent with high current income.

TOTAL RETURN FOR PERIOD ENDED 8/31/98

                                Class A            Class B           Class M
(inception date)               (12/31/97)         (12/31/97)        (12/31/97)
                              NAV      POP       NAV     CDSC      NAV     POP
------------------------------------------------------------------------------
Life of fund                -1.08%   -5.74%    -1.58%   -6.29%   -1.33%  -4.58%
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIOD ENDED 8/31/98

                                         First Boston          Consumer
                                         High Yield             Price
                                         Bond Index             Index
------------------------------------------------------------------------------
Life of fund                               -2.09%                1.30%
------------------------------------------------------------------------------

Past performance is not indicative of future results. Class A and class M share performance is shown at public offering price and reflects the current maximum sales charge of 4.75% for class A shares and 3.25% for class M shares. Class B share performance reflects the applicable contingent deferred sales charge, which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
8 months ended 8/31/98

                               Class A            Class B           Class M
-----------------------------------------------------------------------------
Distributions (number)            8                  8                 8
-----------------------------------------------------------------------------
Income                        $0.370333          $0.340062         $0.360229
-----------------------------------------------------------------------------
Capital gains                    --                 --                --
-----------------------------------------------------------------------------
Return of capital1            $0.050000          $0.045900         $0.048600
-----------------------------------------------------------------------------
 Total                        $0.420333          $0.385962         $0.408829
-----------------------------------------------------------------------------
Share value:                NAV      POP             NAV         NAV      POP
-----------------------------------------------------------------------------
12/31/97                   $8.50    $8.92         $8.50        $8.50    $8.79
-----------------------------------------------------------------------------
8/31/98                     8.02     8.42          8.01         8.01     8.28
-----------------------------------------------------------------------------
Current return (end of period)
-----------------------------------------------------------------------------
Current dividend rate2     10.28%    9.79%         9.48%       10.02%    9.69%
-----------------------------------------------------------------------------
Current 30-day SEC yield3   9.64     9.17          8.91         9.37     9.06
-----------------------------------------------------------------------------

1See page 42.

2Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3Based on investment income, calculated using SEC guidelines.



[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of
a $10,000 investment since
12/31/97

               Fund's class A      First Boston      Consumer Price
Date           shares at POP    High Yield Index         Index

12/31/97           9,530             10,000              10,000
1/98               9,989             10,170              10,019
2/98              10,045             10,249              10,038
3/98              10,247             10,301              10,057
4/98              10,323             10,378              10,075
5/98              10,289             10,409              10,093
6/98              10,292             10,431              10,105
7/98               9,341             10,504              10,118
8/98              $9,426             $9,791             $10,130

Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $9,842 ($9,371 at CDSC): a $10,000 investment in the fund's class M shares would have been valued at $9,867 ($9,542 at public offering price).


TOTAL RETURN FOR PERIOD ENDED 9/30/98
(most recent calendar quarter)

                                Class A           Class B           Class M
(inception date)               (12/31/97)        (12/31/97)        (12/31/97)
                              NAV      POP      NAV     CDSC      NAV      POP
------------------------------------------------------------------------------
Life of fund                -1.20%   -5.85%   -1.76%   -6.42%   -1.47%   -4.72%
------------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. See first page of performance section for performance calculation method.

This performance information does not reflect any market volatility that may have occurred since the date of the information. As a result, more recent returns may be more or less than those shown.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

First Boston High Yield Index* is a market-weighted index including publicly traded bonds having a rating below BBB by Standard & Poor's and Moody's.

The Lehman Brothers Corporate Bond Index* is an index of publicly issued, fixed-rate, non-convertible investment-grade domestic corporate debt securities frequently used as a general measure of the performance of fixed-income securities.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index. The average quality of bonds included in these indexes will differ from the average quality of bonds in which the fund customarily invests. The indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes.



Report of independent accountants
For the period ended August 31, 1998

To the Trustees of Putnam Funds Trust and
Shareholders of Putnam High Yield Trust II
(a series of Putnam Funds Trust)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam High Yield Trust II (the "fund") at August 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the period December 31, 1997 (commencement of operations) through August 31, 1998 in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of investments owned at August 31, 1998 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
October 15, 1998




Portfolio of investments owned
August 31, 1998

CORPORATE BONDS AND NOTES (83.0%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE

Advertising (0.7%)
--------------------------------------------------------------------------------------------------------------------------
       $  2,500,000  Adams Outdoor Advertising sr. notes 10 3/4s, 2006                                      $    2,650,000
            775,000  Lamar Advertising Co. company guaranty 8 5/8s, 2007                                           775,000
            200,000  Outdoor Communications Inc. sr. sub. notes
                       9 1/4s, 2007                                                                                204,000
          1,200,000  Outdoor Systems, Inc. sr. sub. notes 9 3/8s, 2006                                           1,236,000
                                                                                                            --------------
                                                                                                                 4,865,000

Aerospace and Defense (2.9%)
--------------------------------------------------------------------------------------------------------------------------
          3,355,000  Argo-Tech Corp. company guaranty 8 5/8s, 2007                                               3,103,375
          2,460,000  Aviation Sales Co. company guaranty 8 1/8s, 2008                                            2,324,700
          2,425,000  BE Aerospace sr. sub. notes Ser. B, 8s, 2008                                                2,352,250
            600,000  Burke Industries, Inc. company guaranty 10s, 2007                                             594,000
          1,850,000  Derlan Industries Ltd. sr. notes 10s, 2007 (Canada)                                         1,794,500
          5,540,000  K&F Industries, Inc. sr. sub. notes Ser. B, 9 1/4s, 2007                                    5,456,900
          5,700,000  United Defense Industries Inc. company guaranty
                       8 3/4s, 2007                                                                              5,586,000
                                                                                                            --------------
                                                                                                                21,211,725

Agriculture (0.4%)
--------------------------------------------------------------------------------------------------------------------------
          1,000,000  AGCO Corp. sr. sub. notes 8 1/2s, 2006                                                        975,000
          1,820,000  Purina Mills, Inc. 144A sr. sub. notes 9s, 2010                                             1,820,000
                                                                                                            --------------
                                                                                                                 2,795,000

Airlines (1.3%)
--------------------------------------------------------------------------------------------------------------------------
            570,000  Calair LLC 144A company guaranty 8 1/8s, 2008                                                 527,250
          1,350,000  Canadian Airlines Corp. sr. notes
                       12 1/4s, 2006 (Canada)                                                                    1,255,500
          1,830,000  Canadian Airlines Corp. sr. sec. notes
                       10s, 2005 (Canada)                                                                        1,729,350
          2,560,000  Cathay International Ltd. 144A sr. notes
                       13s, 2008 (China)                                                                         1,280,000
          2,090,000  Continental Airlines, Inc. sr. notes 9 1/2s, 2001                                           2,152,700
            825,000  Trans World Airlines, Inc. sr. notes 11 1/2s, 2004                                            841,500
          2,370,000  Trans World Airlines, Inc. sr. notes 11 3/8s, 2006                                          2,192,250
                                                                                                            --------------
                                                                                                                 9,978,550

Apparel (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          1,620,000  GFSI, Inc. sr. sub. notes Ser. B, 9 5/8s, 2007                                              1,539,000
             40,000  Guess Jeans, Inc. sr. sub. notes 9 1/2s, 2003                                                  38,400
                                                                                                            --------------
                                                                                                                 1,577,400

Automotive (3.1%)
--------------------------------------------------------------------------------------------------------------------------
          2,250,000  Accuride Corp. sr. sub. notes Ser. B, 9 1/4s, 2008                                          2,171,250
            583,000  Hawk Corp. sr. notes 10 1/4s, 2003                                                            606,320
          3,000,000  Lear Corp. sub. notes 9 1/2s, 2006                                                          3,210,000
          3,680,000  Navistar International Corp. sr. notes Ser. B, 8s, 2008                                     3,569,600
          5,940,000  Oxford Automotive, Inc. company guaranty
                       10 1/8s, 2007                                                                             5,910,300
          3,420,000  Talon Automotive Group 144A sr. sub. notes
                       9 5/8s, 2008                                                                              3,078,000
          2,000,000  Walbro Corp. company guaranty Ser. B, 10 1/8s, 2007                                         1,900,000
          3,000,000  Walbro Corp. sr. notes Ser. B, 9 7/8s, 2005                                                 2,842,500
                                                                                                            --------------
                                                                                                                23,287,970

Automotive Parts (0.5%)
--------------------------------------------------------------------------------------------------------------------------
          2,250,000  Cambridge Industries, Inc. company guaranty
                       Ser. B, 10 1/4s, 2007                                                                     2,092,500
          2,000,000  Safety Components International, Inc. sr. sub. notes
                       Ser. B, 10 1/8s, 2007                                                                     1,910,000
                                                                                                            --------------
                                                                                                                 4,002,500

Banks (1.8%)
--------------------------------------------------------------------------------------------------------------------------
          1,900,000  Advanta Corp. company guaranty Ser. B, 8.99s, 2026                                          1,235,000
          1,000,000  Chevy Chase Savings Bank Inc. sub. deb. 9 1/4s, 2008                                          990,000
            550,000  Chevy Chase Savings Bank Inc. sub. deb. 9 1/4s, 2005                                          544,500
          3,000,000  Consumers International sr. notes 10 1/4s, 2005                                             3,075,000
            500,000  Delta Financial Corp. sr. notes 9 1/2s, 2004                                                  400,000
            600,000  First Nationwide Holdings sr. notes 12 1/2s, 2003                                             688,500
            570,000  Fuji JGB Inv. LLC 144A FLIRB 9.87s, 2049                                                      438,900
          2,775,000  GS Escrow Corp. 144A sr. notes 7 1/8s, 2005                                                 2,694,581
          3,175,000  GS Escrow Corp. 144A sr. notes 6 3/4s, 2001                                                 3,145,564
             25,000  Korea Development Bank bonds 7 3/8s, 2004 (Korea)                                              18,349
             75,000  Korea Development Bank bonds 7 1/8s, 2001 (Korea)                                              60,896
                                                                                                            --------------
                                                                                                                13,291,290

Basic Industrial Products (1.2%)
--------------------------------------------------------------------------------------------------------------------------
          1,990,000  Axia, Inc. 144A sr. sub. notes 10 3/4s, 2008                                                1,880,550
          2,475,000  Clark-Schwebel sr. notes 10 1/2s, 2006                                                      2,858,625
          1,628,176  Grove Investors LLC sr. deb. 14 1/2s, 2010 (PIK)                                            1,432,795
          1,500,000  Insilco Holding Co. 144A sr. disc. notes
                       stepped-coupon zero % (14s, 8/15/03), 2008 (STP)                                            705,000
          2,085,000  Roller Bearing Co. company guaranty Ser. B,
                       9 5/8s, 2007                                                                              2,022,450
                                                                                                            --------------
                                                                                                                 8,899,420

Broadcasting (2.4%)
--------------------------------------------------------------------------------------------------------------------------
             25,000  Allbritton Communications sr. sub. deb. Ser. B,
                       9 3/4s, 2007                                                                                 25,750
          5,075,000  Benedek Communications Corp. sr. disc. notes
                       stepped-coupon zero % (13 1/4s, 5/15/01), 2006 (STP)                                      3,806,250
          4,000,000  Capstar Broadcasting sr. sub. notes 9 1/4s, 2007                                            3,960,000
          4,410,000  Chancellor Media Corp. sr. sub notes Ser. B,
                       8 1/8s, 2007                                                                              4,189,500
          3,350,000  Fox/Liberty Networks LLC sr. disc. notes stepped-coupon
                       zero % (9 3/4s, 8/15/02), 2007 (STP)                                                      2,077,000
             40,000  Fox/Liberty Networks LLC sr. notes 8 7/8s, 2007                                                37,000
            580,000  Globo Communicacoes company guaranty
                       10 1/2s, 2006 (Brazil)                                                                      348,000
            670,000  Globo Communicacoes 144A company guaranty
                       10 1/2s, 2006 (Brazil)                                                                      408,700
          1,060,000  Granite Broadcasting Corp. sr. sub. notes 8 7/8s, 2008                                      1,012,300
            100,000  SFX Broadcasting, Inc. sr. sub. notes Ser. B, 10 3/4s, 2006                                   108,750
          1,000,000  Spanish Broadcasting Systems sr. notes
                       12 1/2s, 2002 (STP)                                                                       1,100,000
          1,015,000  TV Azteca S.A. de C.V. sr. notes 10 1/2s, 2007 (Mexico)                                       781,550
                                                                                                            --------------
                                                                                                                17,854,800

Building and Construction (1.8%)
--------------------------------------------------------------------------------------------------------------------------
          1,980,000  American Architectural Products Corp.
                       company guaranty 11 3/4s, 2007                                                            1,861,200
          1,630,000  Atrium Companies, Inc. 144A sr. sub. notes
                       10 1/2s, 2006                                                                             1,540,350
          3,060,000  Beazer Homes USA, Inc. company guaranty 8 7/8s, 2008                                        2,861,100
          2,390,000  Brand Scaffold Services, Inc. 144A sr. notes 10 1/4s, 2008                                  2,198,800
          2,250,000  GS Superhighway Holdings sr. notes 10 1/4s, 2007                                            1,485,000
            250,000  GS Superhighway Holdings sr. notes 9 7/8s, 2004                                               165,000
            400,000  Jackson Products, Inc. 144A company guaranty
                       9 1/2s, 2005                                                                                393,000
          3,180,000  Republic Group, Inc. 144A sr. sub. notes 9 1/2s, 2008                                       2,957,400
                                                                                                            --------------
                                                                                                                13,461,850

Building Products (0.8%)
--------------------------------------------------------------------------------------------------------------------------
          1,600,000  Albecca Inc. 144A sr. sub. notes 10 3/4s, 2008                                              1,520,000
          2,000,000  Cemex S.A. 144A bonds 12 3/4s, 2006 (Mexico)                                                1,805,000
          3,140,000  Waxman Industries Inc. sr. notes stepped-coupon
                       Ser. B, zero % (12 3/4s, 6/1/99), 2004 (STP)                                              2,935,900
                                                                                                            --------------
                                                                                                                 6,260,900

Buses (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          2,000,000  MCII Holdings sec. notes stepped-coupon zero %
                       (12s, 11/15/98), 2002 (STP)                                                               1,700,000

Business Services (0.9%)
--------------------------------------------------------------------------------------------------------------------------
          2,570,000  Corporate Express Holdings, Inc. 144A
                       sr. sub. notes 9 5/8s, 2008                                                               2,313,000
          3,588,000  Pierce Leahy Corp. sr. sub. notes 11 1/8s, 2006                                             3,839,160
            820,000  Williams Scotsman, Inc. 144A sr. notes 9 7/8s, 2007                                           807,700
                                                                                                            --------------
                                                                                                                 6,959,860

Cable Television (2.2%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  Acme Television sr. disc. notes stepped-coupon zero %
                       (10 7/8s, 9/30/00), 2004 (STP)                                                            3,850,000
            760,000  Adelphia Communications Corp. sr. notes
                       Ser. B, 9 7/8s, 2007                                                                        803,700
          2,500,000  Comcast Corp. sr. sub. notes 9 3/8s, 2005                                                   2,683,250
            210,000  CSC Holdings, Inc. sr. sub. notes 9 1/4s, 2005                                                216,300
          2,505,000  Diamond Cable Communication Co. sr. disc. notes stepped-coupon zero % (10 3/4s, 2/15/02), 2007
                       (United Kingdom) (STP)                                                                    1,828,650
            350,000  Fox Family Worldwide, Inc. sr. disc. notes stepped-coupon
                       zero % (10 1/4s, 11/1/02), 2007 (STP)                                                       192,500
          2,540,000  Fox Family Worldwide, Inc. sr. notes 9 1/4s, 2007                                           2,260,600
          1,000,000  Lenfest Communications, Inc. sr. sub. notes
                       10 1/2s, 2006                                                                             1,120,000
          2,250,000  Lenfest Communications, Inc. 144A sr. sub. notes
                       8 1/4s, 2008                                                                              2,210,625
            250,000  RCN Corp. sr. discount notes, stepped-coupon
                       Ser. B, zero % (9.8s, 2/15/03), 2008 (STP)                                                  133,750
          1,290,000  Supercanal Holdings S.A. 144A sr. notes
                       11 1/2s, 2005 (Argentina)                                                                   890,100
             35,000  United International Holdings sr. disc. notes
                       stepped-coupon Ser. B, zero %
                       (10 3/4s, 2/15/03), 2008 (STP)                                                               15,400
                                                                                                            --------------
                                                                                                                16,204,875

Cellular Communications (3.0%)
--------------------------------------------------------------------------------------------------------------------------
            700,000  Allegiance Telecom, Inc. sr. notes 12 7/8s, 2008                                              665,000
          6,700,000  Allegiance Telecom, Inc. sr. disc. notes stepped-coupon
                       Ser. B, zero % (11 3/4s, 2/15/03), 2008 (STP)                                             3,015,000
          6,000,000  CellNet Data Systems, Inc. sr. disc. notes stepped-coupon
                       zero % (14s, 10/1/02), 2007 (STP)                                                         2,880,000
            750,000  Dobson Communications Corp. sr. notes 11 3/4s, 2007                                           765,000
            400,000  McCaw International Ltd sr. discount notes
                       stepped-coupon zero % (13s, 4/15/02), 2007 (STP)                                            216,000
          3,730,000  MetroNet Communications Corp. 144A sr. disc. notes
                       stepped-coupon zero % (9.95s, 6/15/03), 2008 (STP)                                        1,939,600
          1,330,000  NEXTEL Communications, Inc. 144A sr. disc. notes
                       stepped-coupon zero % (12 1/8s, 4/15/03), 2008 (STP)                                        798,000
         12,320,000  NEXTEL Communications, Inc. sr. disc. notes
                       stepped-coupon zero % (9.95s, 2/15/03), 2008 (STP)                                        6,960,800
          2,520,000  NEXTEL Communications, Inc. sr. disc. notes
                       stepped-coupon zero % (9 3/4s, 10/31/02), 2007 (STP)                                      1,436,400
            120,000  NEXTEL Communications, Inc. sr. disc. notes
                       stepped-coupon zero % (10.65s, 9/15/02), 2007 (STP)                                          71,400
          2,280,000  Price Communications Wireless, Inc. 144A sr. notes 9 1/8s, 2006                             2,052,000
          1,000,000  Sygnet Wireless, Inc. sr. notes 11 1/2s, 2006                                               1,110,000
                                                                                                            --------------
                                                                                                                21,909,200

Chemicals (1.6%)
--------------------------------------------------------------------------------------------------------------------------
          1,885,000  Acetex Corp. sr. notes 9 3/4s, 2003 (Canada)                                                1,790,750
            625,000  ARCO Chemical Co. deb. 9.9s, 2000                                                             654,369
          1,160,000  Geo Specialty Chemicals, Inc. 144A sr. sub. notes
                       10 1/8s, 2008                                                                             1,044,000
             75,000  PCI Chemicals & Pharmaceuticals company guaranty
                       9 1/4s, 2007 (India)                                                                         67,875
          2,500,000  Pioneer Americas Acquisition 144A sr. notes
                       9 1/4s, 2007                                                                              2,075,000
            130,000  Sterling Chemicals Holdings sr. disc. notes stepped-coupon
                       zero % (13 1/2s, 8/15/01), 2008 (STP)                                                        63,700
          1,490,000  Trikem S.A. 144A bonds 10 5/8s, 2007 (Brazil)                                                 864,200
          5,000,000  UCAR Global Enterprises sr. sub. notes Ser. B, 12s, 2005                                    5,250,000
                                                                                                            --------------
                                                                                                                11,809,894

Computer Services (0.8%)
--------------------------------------------------------------------------------------------------------------------------
          2,940,000  IPC Information Systems sr. disc. notes stepped-coupon
                       zero % (10 7/8s, 11/1/01), 2008 (STP)                                                     1,969,800
            610,000  PSINet, Inc. sr. notes Ser. B, 10s, 2005                                                      576,450
          3,222,000  Unisys Corp. deb. 9 3/4s, 2016                                                              3,254,220
             60,000  Viasystems, Inc. 144A sr. notes 9 3/4s, 2007                                                   51,600
             90,000  Viasystems, Inc. sr. sub notes 9 3/4s, 2007                                                    85,500
                                                                                                            --------------
                                                                                                                 5,937,570

Consumer Durable Goods (1.1%)
--------------------------------------------------------------------------------------------------------------------------
          1,850,000  Doskocil Manufacturing Co 144A sr. sub. notes
                       10 1/8s, 2007                                                                             1,720,500
          1,745,000  Hedstrom Holdings, Inc. 144A sr. disc. notes
                       stepped-coupon zero % (12s, 6/1/02), 2009 (STP)                                           1,047,000
          1,420,000  Packaged Ice, Inc. company guaranty Ser. B,
                       9 3/4s, 2005                                                                              1,405,800
          4,000,000  Sealy Mattress Co. sr. sub. notes Ser. B, 9 7/8s, 2007                                      3,720,000
                                                                                                            --------------
                                                                                                                 7,893,300

Consumer Non Durables (0.4%)
--------------------------------------------------------------------------------------------------------------------------
          2,835,000  Amscan Holdings, Inc. sr. sub. notes 9 7/8s, 2007                                           2,608,200
            290,000  Samsonite Corp. 144A sr. sub. notes 10 3/4s, 2008                                             208,800
                                                                                                            --------------
                                                                                                                 2,817,000

Consumer Products (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          5,880,000  Iron Age Holdings Corp. 144A sr. disc. notes,
                       stepped-coupon zero % (12 1/8s,5/1/03), 2009 (STP)                                        2,352,000

Consumer Services (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          1,476,000  Coinmach Corp. sr. notes 11 3/4s, 2005                                                      1,608,840

Cosmetics (1.1%)
--------------------------------------------------------------------------------------------------------------------------
          2,350,000  Chattem, Inc. company guaranty Ser. B, 8 7/8s, 2008                                         2,291,250
            400,000  French Fragrances, Inc. company guaranty Ser. D,
                       10 3/8s, 2007                                                                               392,000
          1,220,000  French Fragrances, Inc. sr. notes Ser. B, 10 3/8s, 2007                                     1,281,000
          4,000,000  Revlon Consumer Products sr. sub. notes 8 5/8s, 2008                                        3,790,000
                                                                                                            --------------
                                                                                                                 7,754,250

Electric Utilities (1.1%)
--------------------------------------------------------------------------------------------------------------------------
            500,000  AES China Generating Co. sr. notes
                       10 1/8s, 2006 (China)                                                                       405,000
          2,500,000  Calpine Corp. sr. notes 10 1/2s, 2006                                                       2,675,000
          3,000,000  Long Island Lighting Co. deb. 9s, 2022                                                      3,459,330
          1,200,000  Midland Funding Corp. deb. Ser. A, 11 3/4s, 2005                                            1,459,380
            150,000  Midland Funding Corp. deb. Ser. B, 13 1/4s, 2006                                              194,954
                                                                                                            --------------
                                                                                                                 8,193,664

Electrical Equipment (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            710,000  Samsung Electronics 144A company guaranty
                       9 3/4s, 2003                                                                                546,700

Electronic Components (0.6%)
--------------------------------------------------------------------------------------------------------------------------
          1,715,000  Flextronics International Ltd. sr. sub. notes
                       Ser. B, 8 3/4s, 2007                                                                      1,577,800
          2,875,000  HCC Industries, Inc. company guaranty 10 3/4s, 2007                                         2,875,000
                                                                                                            --------------
                                                                                                                 4,452,800

Electronics (1.1%)
--------------------------------------------------------------------------------------------------------------------------
          1,370,000  Celestica International Ltd. 144A sr. sub. notes
                       10 1/2s, 2006 (Canada)                                                                    1,452,200
          6,790,000  Moog, Inc. sr. sub. notes Ser. B, 10s, 2006                                                 7,061,600
                                                                                                            --------------
                                                                                                                 8,513,800

Energy-Related (1.7%)
--------------------------------------------------------------------------------------------------------------------------
            503,500  Bauang Private Power Corp. 144A sr. notes
                       10.17s, 2008 (Philippines)                                                                  327,275
            250,000  CE Casecnan Water & Energy sr. notes Ser. A,
                       11.45s, 2005 (Philippines)                                                                  206,250
            810,000  Gothic Production Corp. company guaranty Ser. B,
                       11 1/8s, 2005                                                                               648,000
          2,340,000  Niagara Mohawk Power Corp. sr. disc. notes Ser. H,
                       stepped-coupon zero % (8 1/2s, 7/1/03), 2010 (STP)                                        1,614,600
          4,000,000  Niagara Mohawk Power Corp. sr. notes Ser. G,
                       7 3/4s, 2008                                                                              4,086,320
            500,000  Panda Global Energy Co. company guaranty
                       12 1/2s, 2004 (China)                                                                       350,000
          3,000,000  RAM Energy Inc. sr. notes 11 1/2s, 2008                                                     2,760,000
          1,536,207  Subic Power Corp. 144A sec. 9 1/2s, 2008                                                    1,182,879
          1,770,000  York Power Funding 144A company guaranty
                       12s, 2007 (Cayman Islands)                                                                1,752,300
                                                                                                            --------------
                                                                                                                12,927,624

Entertainment (0.7%)
--------------------------------------------------------------------------------------------------------------------------
          2,370,000  AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2009                                         2,227,800
             50,000  SFX Entertainment, Inc. 144A company guaranty
                       Ser. B, 9 1/8s, 2008                                                                         47,000
          1,385,000  Silver Cinemas International 144A sr. sub. notes
                       10 1/2s, 2005                                                                             1,288,050
          1,675,000  United Artists Theatre 144A sr. sub. notes 9 3/4s, 2008                                     1,557,750
                                                                                                            --------------
                                                                                                                 5,120,600

Environmental Control (0.7%)
--------------------------------------------------------------------------------------------------------------------------
          3,750,000  Allied Waste Industries, Inc. company guaranty
                       10 1/4s, 2006                                                                             4,035,937
          1,430,000  ATC Group Services Inc. company guaranty
                       12s, 2008                                                                                 1,158,300
                                                                                                            --------------
                                                                                                                 5,194,237

Financial Services (1.8%)
--------------------------------------------------------------------------------------------------------------------------
          2,400,000  Aames Financial Corp. sr. notes 9 1/8s, 2003                                                2,256,000
              5,000  Colonial Capital II 144A company guaranty 8.92s, 2027                                           5,445
            700,000  Contifinancial Corp. sr. notes 8 3/8s, 2003                                                   705,047
          2,880,000  DTI Holdings Inc. 144A sr. disc. notes stepped-coupon
                       zero % (12 1/2s, 3/1/03), 2008 (STP)                                                      1,180,800
          1,200,000  Imperial Credit Industries, Inc. sr. notes 9 7/8s, 2007                                     1,164,000
          1,300,000  Local Financial Corp. 144A sr. notes 11s, 2004                                              1,326,000
          3,075,000  Nationwide Credit, Inc. 144A sr. notes 10 1/4s, 2008                                        2,921,250
          3,940,000  Resource America, Inc. 144A sr. notes 12s, 2004                                             3,467,200
                                                                                                            --------------
                                                                                                                13,025,742

Food and Beverages (1.7%)
--------------------------------------------------------------------------------------------------------------------------
            770,000  Aurora Foods, Inc. 144A ser. sub. notes Ser. D,
                       9 7/8s, 2007                                                                                793,100
             25,000  Aurora Foods, Inc. sr. sub. notes Ser. B, 9 7/8s, 2007                                         25,750
             45,000  Eagle Family Foods company guaranty Ser. B,
                       8 3/4s, 2008                                                                                 42,750
          1,000,000  Fleming Companies, Inc. company guaranty
                       Ser. B, 10 5/8s, 2007                                                                     1,020,000
          1,045,000  RAB Enterprises, Inc. 144A sr. notes 10 1/2s, 2005                                            971,850
          1,800,000  RAB Food Holdings, Inc. 144A sr. notes 13s, 2008                                            1,674,000
          1,500,000  Signature Brands Ltd. sr. sub. notes 13s, 2002 (Canada)                                     1,642,500
          2,675,000  Southern Foods Group sr. sub. notes 9 7/8s, 2007                                            2,715,125
          3,600,000  Windy Hill Pet Food Co. sr. sub. notes 9 3/4s, 2007                                         3,618,000
                                                                                                            --------------
                                                                                                                12,503,075

Food Chains (0.5%)
--------------------------------------------------------------------------------------------------------------------------
          2,000,000  Ameriserve Food Co. company guaranty
                       10 1/8s, 2007                                                                             1,760,000
            630,000  Southland Corp. deb. 4s, 2004                                                                 517,356
          2,000,000  Southland Corp. deb. Ser. A, 4 1/2s, 2004                                                   1,590,000
                                                                                                            --------------
                                                                                                                 3,867,356

Gaming (1.1%)
--------------------------------------------------------------------------------------------------------------------------
          1,950,000  Argosy Gaming Co. company guaranty 13 1/4s, 2004                                            1,950,000
            910,000  Autotote Corp. company guaranty Ser. B, 10 7/8s, 2004                                         891,800
          1,250,000  Aztar Corp. sr. sub. notes 13 3/4s, 2004                                                    1,362,500
            100,000  Colorado Gaming & Entertainment Co. sr. notes
                       12s, 2003                                                                                   106,250
            230,000  Fitzgeralds Gaming Corp. company guaranty Ser. B,
                       12 1/4s, 2004                                                                               170,200
            300,000  Harveys Casino Resorts sr. sub. notes 10 5/8s, 2006                                           312,000
            650,000  Isle of Capri Black Hawk LLC 144A 1st mortgage
                       Ser. B, 13s, 2004                                                                           650,000
            300,000  Lady Luck Gaming Corp. 1st mtge. 11 7/8s, 2001                                                306,000
             50,000  Louisiana Casino Cruises Corp. 1st mtge. 11 1/2s, 1998                                         50,000
            900,000  Trump A.C. 1st mtge. company guaranty 11 1/4s, 2006                                           774,000
          1,520,000  Trump Castle Funding 144A sub. notes 10 1/4s, 2003                                          1,535,200
                                                                                                            --------------
                                                                                                                 8,107,950

Health Care (4.4%)
--------------------------------------------------------------------------------------------------------------------------
          2,000,000  Columbia/HCA Healthcare Corp. notes 7 1/4s, 2008                                            1,920,720
          1,880,000  Conmed Corp. company guaranty 9s, 2008                                                      1,598,000
          3,500,000  Extendicare Health Services, Inc. company guaranty
                       9.35s, 2007                                                                               3,325,000
          1,500,000  Fresenius Medical Capital Trust II company guaranty
                       7 7/8s, 2008 (Germany)                                                                    1,350,000
          1,750,000  Genesis Health Ventures, Inc. sr. sub. notes 9 3/4s, 2005                                   1,662,500
            960,000  Genesis Health Ventures, Inc. sr. sub. notes 9 1/4s, 2006                                     883,200
          1,510,000  Global Health Sciences 144A sr. notes 11s, 2008                                             1,313,700
            760,000  Hudson Respiratory Care, Inc. 144A sr. sub. notes
                       9 1/8s, 2008                                                                                684,000
          3,130,000  Integrated Health Services, Inc. sr. sub. notes Ser. A,
                       9 1/2s, 2007                                                                              2,926,550
          2,170,000  Magellan Health Services, Inc. 144A sr. sub. notes
                       9s, 2008                                                                                  1,757,700
             50,000  Mariner Post-Acute Network, Inc. sr. sub. notes
                       Ser. B, 9 1/2s, 2007                                                                         47,500
          5,510,000  Mariner Post-Acute Network, Inc. sr. sub. notes
                       Ser. B, stepped-coupon zero %
                       (10 1/2s, 11/1/02), 2007 (STP)                                                            3,250,900
          3,305,000  MedPartners, Inc. sr. notes 7 3/8s, 2006                                                    2,601,531
          3,370,000  Multicare Cos., Inc. sr. sub. notes 9s, 2007                                                3,100,400
            510,000  Paragon Corp. Holdings, Inc. company guaranty
                       Ser. B, 9 5/8s, 2008                                                                        372,300
          1,499,375  Patriot Amer Hosp Term Loan B 8 1/8s, 2003                                                  1,484,381
            320,000  PharMerica, Inc. company guaranty 8 3/8s, 2008                                                281,600
            650,000  Quorum Health Group, Inc. sr. sub. notes 8 3/4s, 2005                                         656,500
            100,000  Sun Healthcare Group, Inc. sr. sub. notes Ser. B,
                       9 1/2s, 2007                                                                                 95,000
          3,500,000  Sun Healthcare Group Inc. 144A sr. sub. notes
                       9 3/8s, 2008                                                                              3,290,000
                                                                                                            --------------
                                                                                                                32,601,482

Insurance and Finance (1.0%)
--------------------------------------------------------------------------------------------------------------------------
          4,000,000  Reliance Group Holdings, Inc. sr. notes 9s, 2000                                            4,213,160
          2,110,000  Sampoerna International Finance Co. 144A
                       company guaranty 8 3/8s, 2006 (Indonesia)                                                   865,100
            560,000  Superior Financial 144A sr. notes 8.65s, 2003                                                 554,400
          2,000,000  Vesta Insurance Group, Inc. 144A company guaranty
                       8.525s, 2027                                                                              1,891,100
                                                                                                            --------------
                                                                                                                 7,523,760

Lodging (1.0%)
--------------------------------------------------------------------------------------------------------------------------
          1,150,000  Epic Resorts LLP 144A sr. notes 13s, 2005                                                   1,081,000
          3,770,000  HMH Properties, Inc. company guaranty
                       Ser. B, 7 7/8s, 2008                                                                      3,562,650
          2,570,000  Host Marriott Travel Plaza sr. notes Ser. B, 9 1/2s, 2005                                   2,659,950
            100,000  Raintree Resorts International, Inc. sr. notes
                       Ser. B, 13s, 2004                                                                            88,000
                                                                                                            --------------
                                                                                                                 7,391,600

Machinery (0.5%)
--------------------------------------------------------------------------------------------------------------------------
          3,700,000  Newcor, Inc. company guaranty Ser. B, 9 7/8s, 2008                                          3,552,000

Media (1.0%)
--------------------------------------------------------------------------------------------------------------------------
          4,220,000  Paramount Communications, Inc. deb. 7 1/2s, 2023                                            4,048,457
          3,044,000  RBS Participacoes S.A. 144A company guaranty
                       11s, 2007 (Brazil)                                                                        1,978,600
          1,250,000  Viacom International, Inc. sub. deb. 8s, 2006                                               1,250,000
                                                                                                            --------------
                                                                                                                 7,277,057

Medical Supplies and Devices (0.9%)
--------------------------------------------------------------------------------------------------------------------------
          2,500,000  Kinetic Concepts, Inc. company guaranty
                       Ser. B, 9 5/8s, 2007                                                                      2,375,000
          2,680,000  Leiner Health Products sr. sub. notes 9 5/8s, 2007                                          2,760,400
          1,570,000  Mediq, Inc. 144A sr. sub. notes 11s, 2008                                                   1,491,500
                                                                                                            --------------
                                                                                                                 6,626,900

Metals and Mining (0.5%)
--------------------------------------------------------------------------------------------------------------------------
             35,000  Anker Coal Group, Inc. sr. notes Ser. B, 9 3/4s, 2007                                          23,800
          2,070,000  Lodestar Holding, Inc. 144A sr. notes 11 1/2s, 2005                                         1,697,400
          2,625,000  WHX Corp. sr. notes 10 1/2s, 2005                                                           2,336,250
                                                                                                            --------------
                                                                                                                 4,057,450

Motion Picture Distribution (0.9%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  Cinemark USA, Inc. sr. sub. notes Ser. D,
                       9 5/8s, 2008 (Mexico)                                                                     5,025,000
            310,000  Panavision Inc. 144A sr. disc. notes stepped-coupon
                       zero % (9 5/8s, 2/1/02), 2006 (STP)                                                         170,500
          1,400,000  United Artist Term Loan B 8.438s, 2006                                                      1,393,000
                                                                                                            --------------
                                                                                                                 6,588,500

Office Equipment (0.4%)
--------------------------------------------------------------------------------------------------------------------------
          3,110,000  U.S. Office Products Co. 144A sr. sub notes 9 3/4s, 2008                                    2,612,400

Oil and Gas (3.1%)
--------------------------------------------------------------------------------------------------------------------------
            170,000  American Eco. Corp. 144A company guaranty
                       9 5/8s, 2008                                                                                149,600
          2,890,000  Chesapeake Energy Corp. 144A sr. notes 9 5/8s, 2005                                         2,398,700
            890,000  Eagle Geophysical, Inc. 144A sr. notes 10 3/4s, 2008                                          809,900
            325,000  Flores & Rucks, Inc. sr. sub. notes 9 3/4s, 2006                                              302,250
            220,000  Gothic Energy Corp. sr. disc. notes, stepped-coupon
                       Ser. B, zero % (14 1/8s, 5/1/03), 2006 (STP)                                                105,600
          1,200,000  Kelley Oil & Gas Corp. sr. sub. notes Ser. B,
                       10 3/8s, 2006                                                                             1,068,000
          2,650,000  Michael Petroleum Corp. 144A sr. notes
                       11 1/2s, 2005                                                                             2,332,000
            700,000  Northern Offshore 144A company guaranty 10s, 2005                                             598,500
          3,000,000  Pacalta Resources Ltd. sr. notes Ser. B,
                       10 3/4s, 2004 (Canada)                                                                    2,760,000
          1,750,000  Panaco, Inc. company guaranty Ser. B, 10 5/8s, 2004                                         1,382,500
          2,700,000  Pogo Producing Co. sr. sub. notes Ser. B, 8 3/4s, 2007                                      2,403,000
          2,540,000  Seven Seas Petroleum 144A sub. notes 12 1/2s, 2005                                          2,133,600
          3,000,000  Southwest Royalties, Inc. company guaranty
                       10 1/2s, 2004                                                                             1,995,000
            320,000  Tokai Corp. 144A FRB Ser. A, 9.98s, 2049                                                      192,000
          5,680,000  Transamerican Energy sr. disc. notes Ser. B, stepped-coupon
                       zero % (13s, 6/15/99), 2002 (STP)                                                         2,840,000
          2,215,000  Transamerican Energy sr. notes Ser. B, 11 1/2s, 2002                                        1,351,150
                                                                                                            --------------
                                                                                                                22,821,800

Oil Services (0.4%)
--------------------------------------------------------------------------------------------------------------------------
            145,000  Benton Oil & Gas Co. sr. notes 9 3/8s, 2007                                                   123,250
          3,000,000  Snyder Oil Corp. sr. sub. notes 8 3/4s, 2007                                                2,790,000
                                                                                                            --------------
                                                                                                                 2,913,250

Packaging and Containers (1.2%)
--------------------------------------------------------------------------------------------------------------------------
          3,000,000  AEP Industries, Inc. sr. sub. notes 9 7/8s, 2007                                            2,820,000
          1,130,000  Radnor Holdings Inc. sr. notes 10s, 2003                                                    1,118,700
          4,000,000  Riverwood International Corp. company guaranty
                       10 7/8s, 2008                                                                             3,520,000
          1,250,000  Riverwood International Corp. company guaranty
                       10 5/8s, 2007                                                                             1,143,750
            510,000  Riverwood International Corp. company guaranty
                       10 1/4s, 2006                                                                               459,000
                                                                                                            --------------
                                                                                                                 9,061,450

Paging (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          2,500,000  Pagemart Nationwide, Inc. sr. disc. notes stepped-coupon
                       zero % (15s, 2/1/00), 2005 (STP)                                                          2,250,000

Paper and Forest Products (0.7%)
--------------------------------------------------------------------------------------------------------------------------
            125,000  APP Finance II Mauritius Ltd. bonds stepped-coupon
                       zero %, (16s, 2/15/04), 2049 (Indonesia) (STP)                                               62,500
             70,000  APP International Finance Co. notes
                       11 3/4s, 2005 (Netherlands)                                                                  37,100
            190,000  Florida Coast Paper LLC 1st mtge.
                       Ser. B, 12 3/4s, 2003                                                                       204,250
          1,840,000  Impac Group Inc. 144A sr. sub. notes 10 1/8s, 2008                                          1,748,000
            895,000  Indah Kiat Financial Mauritius Ltd. company guaranty
                       10s, 2007 (Indonesia)                                                                       416,175
          1,575,000  Pindo Deli Finance Mauritius Ltd. company guaranty
                       10 3/4s, 2007 (India)                                                                       708,750
          1,995,000  Repap New Brunswick sr. notes 10 5/8s, 2005 (Canada)                                        1,735,650
            515,000  Repap New Brunswick 144A sr. notes 9s, 2004 (Canada)                                          468,650
                                                                                                            --------------
                                                                                                                 5,381,075

Publishing (1.2%)
--------------------------------------------------------------------------------------------------------------------------
          4,000,000  Affinity Group Holdings sr. notes 11s, 2007                                                 3,880,000
          1,980,845  Alabama River Newsprint 7.562s, 2002                                                        1,762,952
          2,550,000  Perry-Judd company guaranty 10 5/8s, 2007                                                   2,448,000
            920,000  Tri State Media, Inc. 144A sr. sub. notes 11s, 2008                                           869,400
                                                                                                            --------------
                                                                                                                 8,960,352

Real Estate (--%)
--------------------------------------------------------------------------------------------------------------------------
            210,000  Bluegreen Corp. company guaranty Ser. B, 10 1/2s, 2008                                        197,400

Recreation (1.2%)
--------------------------------------------------------------------------------------------------------------------------
          4,500,000  Premier Parks, Inc.144A sr. disc. notes stepped-coupon
                       zero %, (10s, 4/1/03), 2008 (STP)                                                         2,565,000
          2,500,000  Premier Parks Bank Loan Term C 8 3/8s, 2006                                                 2,500,000
          1,050,000  Six Flags Corp. sr. notes 8 7/8s, 2006                                                      1,008,000
          3,000,000  Sun International Hotels Ltd. sr. sub. notes 8 5/8s, 2007                                   3,000,000
                                                                                                            --------------
                                                                                                                 9,073,000

Retail (2.7%)
--------------------------------------------------------------------------------------------------------------------------
          3,860,000  Amazon.com Inc. 144A sr. disc. notes stepped-coupon
                       zero % (10s, 5/1/08), 2008 (STP)                                                          2,045,800
          1,570,000  Color Spot Nurseries sr. sub. notes 10 1/2s, 2007                                             706,500
          1,000,000  Community Distributors company guaranty Ser. B,
                       10 1/4s, 2004                                                                               955,000
          3,130,000  Guitar Center Management Co. 144A sr. notes
                       11s, 2006                                                                                 3,130,000
          1,590,000  Home Interiors & Gifts, Inc. 144A sr. sub. notes
                       10 1/8s, 2008                                                                             1,558,200
             75,000  K mart Corp. deb. 7.95s, 2023                                                                  73,125
          2,125,000  Mothers Work, Inc. sr. notes 12 5/8s, 2005                                                  2,241,875
          2,500,000  NBTY, Inc. 144A sr. sub. notes 8 5/8s, 2007                                                 2,393,750
          2,220,000  North Atlantic Trading Co. company guaranty Ser. B,
                       11s, 2004                                                                                 2,086,800
            280,000  Service Merchandise Co., Inc. sr. sub. deb. 9s, 2004                                          168,000
          3,310,000  United Stationer 144A sr. sub. notes 8 3/8s, 2008                                           3,177,600
          1,500,000  William Carter Co. sr. sub. notes Ser. A, 10 3/8s, 2006                                     1,500,000
                                                                                                            --------------
                                                                                                                20,036,650

Satellite Services (1.1%)
--------------------------------------------------------------------------------------------------------------------------
          1,000,000  Echostar Satellite Broadcast Corp. sr. disc. notes
                       stepped-coupon zero % (13 1/8s, 3/15/00), 2004 (STP)                                        850,000
          1,645,000  Esat Telecom Group PLC sr. notes stepped-coupon
                       zero % (12 1/2s, 2/1/02), 2007 (Ireland) (STP)                                            1,093,925
          1,850,000  Golden Sky Systems 144A sr. sub. notes 12 3/8s, 2006                                        1,808,375
            810,000  Iridium LLC/Capital Corp. company guaranty
                       Ser. B, 14s, 2005                                                                           704,700
          1,000,000  Primestar Bank Loan 8 5/8s, 2004                                                              970,000
            510,000  Satelites Mexicanos S.A. de C.V. 144A sr. notes
                       10 1/8s, 2004 (Mexico)                                                                      387,600
          1,230,000  TCI Satellite Entertainment, Inc. sr. sub. notes
                       10 7/8s, 2007                                                                             1,156,200
          1,370,000  TCI Satellite Entertainment, Inc. sr. disc. notes
                       stepped-coupon zero % (12 1/4s, 2/102), 2007 (STP)                                          822,000
                                                                                                            --------------
                                                                                                                 7,792,800

Semiconductors (0.1%)
--------------------------------------------------------------------------------------------------------------------------
             50,000  Fairchild Semiconductor Corp. 144A sr. sub. notes
                       11.74s, 2008                                                                                 57,250
          1,720,000  Zilog, Inc. company guaranty Ser. B, 9 1/2s, 2005                                             860,000
                                                                                                            --------------
                                                                                                                   917,250

Shipping (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            830,000  Johnstown America Industries, Inc. company guaranty
                       Ser. C, 11 3/4s, 2005                                                                       861,125
            500,000  Johnstown America Industries, Inc. sr. sub. notes
                       11 3/4s, 2005                                                                               518,750
            120,000  MC Shipping, Inc. 144A sr. notes 11 1/4s, 2008                                                103,200
                                                                                                            --------------
                                                                                                                 1,483,075

Specialty Consumer Products (0.6%)
--------------------------------------------------------------------------------------------------------------------------
          1,950,000  Decora Industries, Inc. 144A sr. sec. notes 11s, 2005                                       1,833,000
          2,535,000  Eye Care Centers of America 144A sr. sub. notes
                       9 1/8s, 2008                                                                              2,420,925
            250,000  Polymer Group, Inc. company guaranty Ser. B,
                       8 3/4s, 2008                                                                                227,500
                                                                                                            --------------
                                                                                                                 4,481,425

Supermarkets (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          2,200,000  Star Markets Co. sr. sub. notes 13s, 2004                                                   2,398,000

Telecommunication Equipment (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          2,060,000  NorthEast Optic Network, Inc. sr. notes 12 3/4s, 2008                                       1,977,600

Telecommunications (13.8%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  21st Century Telecom Group, Inc. sr. disc. notes
                       stepped-coupon zero % (12 1/4s, 2/15/03), 2008 (STP)                                      2,550,000
          2,040,000  BTI Telecom Corp. sr. notes 10 1/2s, 2007                                                   1,897,200
          1,220,000  Caprock Communications Corp. 144A sr. notes
                       12s, 2008                                                                                 1,159,000
            560,000  Charter Communications International, Inc. disc. notes
                       Ser. B, stepped-coupon zero % (14s, 3/15/01), 2007 (STP)                                    464,800
          5,725,000  COLT Telecom Group PLC sr. disc. notes stepped-coupon
                       zero % (12s, 12/15/01), 2006 (STP) (United Kingdom)                                       4,608,625
          8,900,000  Covad Communications Group 144A sr. disc. notes
                       stepped-coupon zero % (13 1/2s, 3/15/03), 2008 (STP)                                      3,916,000
          2,610,000  Econophone, Inc. 144A notes stepped-coupon zero %
                       (11s, 2/15/03), 2008 (STP)                                                                1,422,450
          4,000,000  Focal Communications Corp. 144A sr. disc. notes
                       stepped-coupon zero % (12 1/8s, 2/15/03), 2008 (STP)                                      2,000,000
          8,540,000  Global Crossing Holdings 144A sr. notes 9 5/8s, 2008                                        8,113,000
            100,000  GST Telecommunications, Inc. company guaranty
                       stepped-coupon zero % (13 7/8s, 12/15/00), 2005 (STP)                                        72,000
         13,120,000  GST Telecommunications, Inc. 144A sr. disc. notes
                       stepped-coupon zero % (10 1/2s, 5/1/03), 2008 (STP)                                       6,035,200
          7,770,000  Hyperion Telecommunications Corp., Inc. sr. disc. notes
                       stepped-coupon Ser. B, zero % (13s, 4/15/01), 2003 (STP)                                  5,205,900
          5,000,000  ICG Communications, Inc. sr. disc. notes stepped-coupon
                       zero % (10s, 02/15/03), 2008 (STP)                                                        2,700,000
          2,400,000  ICG Holdings, Inc. sr. disc. notes stepped-coupon zero %
                       (13 1/2s, 9/15/00), 2005 (STP)                                                            1,848,000
          8,830,000  ICG Services, Inc. 144A sr. discount notes stepped-coupon
                       zero %, (9 7/8s, 5/1/03), 2008 (STP)                                                      4,679,900
          2,000,000  Intermedia Communications, Inc. sr. notes Ser. B,
                       8 7/8s, 2007                                                                              1,920,000
          6,350,000  Intermedia Communications, Inc. sr. notes Ser. B,
                       8.6s, 2008                                                                                6,000,750
          3,090,000  Intermedia Communications, Inc. sr. notes Ser. B,
                       8.1/2s, 2008                                                                              2,873,700
         10,275,000  International Cabletel, Inc. sr. notes Ser. B, stepped-coupon
                       zero % (11 1/2s, 2/01/01), 2006 (STP)                                                     8,322,750
          1,400,000  Ionica Group PLC sr. notes 13 1/2s, 2006
                       (United Kingdom)                                                                            560,000
            550,000  Ionica Group PLC sr. disc. notes stepped-coupon zero %
                       (15s, 5/1/02), 2007 (STP)                                                                    41,250
          2,930,000  IXC Communications, Inc. sr. sub. notes 9s, 2008                                            2,666,300
          2,000,000  KMC Telecom Holdings, Inc. sr. disc. notes stepped-coupon
                       zero % (12 1/2s, 2/15/03), 2008 (STP)                                                     1,120,000
          2,290,000  Knology Holdings, Inc. sr. disc. notes stepped-coupon
                       zero % (11 7/8s, 10/15/02), 2007 (STP)                                                    1,225,150
          3,140,000  L-3 Communications Corp. sr. sub. notes 8 1/2s, 2008                                        3,069,350
          2,835,000  Microcell Telecommunications sr. disc. notes
                       Ser. B, stepped-coupon zero % (14s, 12/1/01), 2006
                       (Canada) (STP)                                                                            1,899,450
          2,505,000  MJD Communications, Inc. 144A sr. sub. notes
                       9 1/2s, 2008                                                                              2,479,950
            560,000  MJD Communications, Inc. 144A notes FRN
                       6.2315s, 2008                                                                               550,200
            500,000  Netia Holdings B.V. 144A company guaranty
                       10 1/4s, 2007 (Poland)                                                                      420,000
            250,000  Netia Holdings B.V. 144A company guaranty
                       stepped-coupon zero % (11 1/4s, 11/1/02), 2007
                       (Poland) (STP)                                                                              137,500
          7,650,000  NTL, Inc. 144A sr. notes stepped-coupon zero %
                       (9 3/4s, 4/01/03), 2008 (STP)                                                             4,131,000
          1,000,000  Primus Telecom Group sr. notes 11 3/4s, 2004                                                  970,000
            760,000  Qwest Communications International, Inc. sr. disc. notes
                       stepped-coupon zero % (8.29s, 2/1/03), 2008 (STP)                                           539,600
            285,000  RSL Communications, Inc. company guaranty
                       9 1/8s, 2008                                                                                239,400
          4,940,000  RSL Communications, Inc. company guaranty
                       stepped-coupon zero % (10 1/8s, 3/1/03), 2008 (STP)                                       2,667,600
          5,000,000  Telecom Tech, Inc. 144A sr. sub. notes 9 3/4s, 2008                                         4,550,000
          4,500,000  Time Warner Telecom Inc. sr. notes 9 3/4s, 2008                                             4,308,750
            300,000  USN Communications, Inc. sr. disc. notes stepped-coupon
                       Ser. B, zero % (14 5/8s, 8/15/00), 2004 (STP)                                               165,000
          1,160,000  Versatel Teleco 144A sr. notes 13 1/4s, 2008                                                1,136,800
          5,100,000  WinStar Communications. Inc. 144A sr. sub. notes
                       11s, 2008                                                                                 3,825,000
            125,000  WinStar Communications, Inc. sr. sub. notes stepped-coupon
                       zero % (15s, 3/1/02), 2007 (STP)                                                            137,500
                                                                                                            --------------
                                                                                                               102,629,075

Telephone Services (1.9%)
--------------------------------------------------------------------------------------------------------------------------
            480,000  Call-Net Enterprises, Inc. sr. disc. notes stepped-coupon
                       zero % (8.94s, 8/15/03), 2008 (Canada) (STP)                                                273,600
          3,425,000  E. Spire Communications, Inc. sr. disc. notes stepped-coupon
                       zero % (12 3/4s, 4/1/01), 2006 (STP)                                                      2,294,750
          2,530,000  Facilicom International sr. notes Ser. B., 10 1/2s, 2008                                    2,277,000
          2,310,000  Flag Ltd. 144A sr. notes 8 1/4s, 2008 (Bermuda)                                             2,148,300
            800,000  IDT Corp. sr. notes 8 3/4s, 2006                                                              628,000
            460,000  Level 3 Communication, Inc. sr. notes 9 1/8s, 2008                                            411,700
          1,500,000  Philippine Long Distance Telephone notes
                       7.85s, 2007 (Philippines)                                                                 1,020,000
          1,100,000  Primus Telecommunications Group, Inc. sr. notes
                       Ser. B, 9 7/8s, 2008                                                                      1,056,000
            440,000  Sprint Spectrum L.P. sr. notes 11s, 2006                                                      488,400
          3,000,000  Telefonica de Argentina S.A. notes
                       9 1/8s, 2008 (Argentina)                                                                  2,190,000
          1,010,000  US Xchange LLC 144A sr. notes 15s, 2008                                                     1,025,150
                                                                                                            --------------
                                                                                                                13,812,900

Textiles (0.7%)
--------------------------------------------------------------------------------------------------------------------------
          3,700,000  Galey & Lord Inc. company guaranty 9 1/8s, 2008                                             3,145,000
          2,220,000  Glenoit Corp. company guaranty 11s, 2007                                                    2,109,000
            200,000  Tultex Corp. sr. notes 10 5/8s, 2005                                                          178,000
                                                                                                            --------------
                                                                                                                 5,432,000

Transportation (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          2,550,000  Kitty Hawk, Inc. company guaranty 9.95s, 2004                                               2,550,000

Utilities (0.7%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  CMS Energy Corp. pass through certificates 7s, 2005                                         4,979,850

Wireless Communications (1.6%)
--------------------------------------------------------------------------------------------------------------------------
          2,050,000  Allbritton Communications Co. sr. sub. notes
                       Ser. B, 8 7/8s, 2008                                                                      2,009,000
          2,480,000  American Mobile Satellite Corp. company guaranty
                       12 1/4s, 2008                                                                             1,661,600
          2,500,000  Clearnet Communications, Inc. sr. disc. notes
                       stepped-coupon zero % (14 3/4s, 12/15/00), 2005 (STP)                                     1,925,000
            480,000  CTI Holdings S.A. 144A sr. notes stepped-coupon
                       zero %, (11 1/2s, 4/15/03), 2008 (STP)                                                      192,000
          3,690,000  Dobson Wireline Co. 144A sr. notes 12 1/4s, 2008                                            3,542,400
            370,000  Orbital Imaging Corp. sr. notes Ser. B, 11 5/8s, 2005                                         381,100
          4,820,000  Teligent, Inc. sr. disc. Ser. B, notes stepped-coupon
                       zero % (11 1/2s, 3/1/03), 2008 (STP)                                                      2,361,800
            280,000  WAM!NET, Inc. company guaranty stepped-coupon
                       Ser. B, zero % (13 1/4s, 3/1/02), 2005 (STP)                                                152,600
                                                                                                            --------------
                                                                                                                12,225,500
                                                                                                            --------------
                     Total Corporate Bonds and Notes (cost $681,283,381)                                    $  616,492,343

UNITS (4.0%) (a)
NUMBER OF UNITS                                                                                                      VALUE
--------------------------------------------------------------------------------------------------------------------------
              1,130  Bestel S.A. de C.V. units, stepped-coupon zero %
                       (12 3/4s,5/15/03), 2005 (Mexico) (STP)                                               $      723,200
              4,020  Birch Telecom, Inc. 144A units 14s, 2008                                                    3,537,600
             10,180  Diva Systems Corp. 144A units stepped-coupon zero %
                       (12 5/8s, 3/1/03), 2008 (STP)                                                             3,359,400
              5,290  Firstworld Communication units stepped-coupon zero %,
                       (13s, 4/15/03), 2008 (STP)                                                                1,798,600
              1,090  ICO Global Communications (Holdings) Ltd. units
                       15s, 2005                                                                                   970,100
              2,990  Long Distance International, Inc. 144A units 12 1/4s, 2008                                  2,870,400
              1,200  Mediq 144A units, stepped-coupon zero %
                       (13s, 6/1/09), 2009 (STP)                                                                   600,000
              1,695  Onepoint Communications, Inc. units 14 1/2s, 2008                                           1,356,000
              3,140  Pathnet, Inc. 144A units 12 1/4s, 2008                                                      2,826,000
              2,440  Pegasus Shipping 144A company guaranty 14 1/2s, 2008                                        1,146,800
              2,210  Rhythms Netcon 144A units stepped-coupon zero %
                       (13 1/2s, 5/15/03), 2008 (STP)                                                              906,100
              1,070  Startec Global Communications Corp. units 12s, 2008                                           963,000
              1,000  Telehub Communications Corp. units stepped-coupon
                       zero %, (13 7/8s,7/31/02), 2005 (STP)                                                       570,000
              1,500  Transam Refinance, Inc. 144A units 16s, 2003                                                1,275,000
              4,160  Viatel, Inc. units 11 1/4s, 2008                                                            4,118,400
              1,265  Viatel, Inc. units, stepped-coupon zero %
                       (12 1/2s, 4/15/03), 2008 (STP)                                                              708,400
             17,605  XCL Ltd. 144A units cum. cv. pfd. 9.50%, 2006
                       with warrants (PIK)                                                                       1,769,303
                                                                                                            --------------
                     Total Units (cost $34,221,379)                                                         $   29,498,303

PREFERRED STOCKS (3.9%) (a)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
                943  21st Century Telecom Group 144A $13.75
                       cum. pfd. (PIK)                                                                      $      801,550
             36,257  Adelphia Communications Corp. Ser. B, $13.00
                       cum. pfd.                                                                                 3,988,270
             13,910  Brand Scaffold Services, Inc. 144A $3.625 cum. pfd.                                           417,300
              6,500  California Federal Bancorp Inc. Ser. A, $2.281 pfd.                                           170,625
             18,000  Chevy Chase Capital Corp. Ser. A, $5.188 pfd.                                                 891,000
                780  Concentric Network Corp. 144A $13.50 pfd. (PIK)                                               702,000
             30,549  CSC Holdings, Inc. Ser. M, $11.125 cum. (PIK)                                               3,390,939
                943  Dobson Communications 144A $12.25 pfd. (PIK)                                                  961,860
              1,500  Fresenius Medical Care AG Ser. D, 9.00% pfd. (Germany)                                      1,537,500
              1,171  Hyperion Telecommunications Ser. B, $12.875 pfd. (PIK)                                      1,053,900
              2,584  Intermedia Communication Ser. B, $13.50 pfd. (PIK)                                          2,984,520
              1,115  IXC Communications, Inc. $12.50 pfd. (PIK)                                                  1,176,325
              3,960  Jitney-Jungle Stores 144A $11.25 pfd                                                          594,000
             31,887  Lady Luck Gaming Corp. $11.25 pfd.                                                          1,371,141
              8,176  Nebco Evans Holding Co. 144A $11.25 pfd.                                                      572,320
                565  NEXTEL Communications, Inc. Ser. E, $11.125 pfd. (PIK)                                        553,700
                326  Paxson Communications Corp. 144A $13.25 pfd. (PIK)                                          3,097,000
              1,721  Spanish Broadcasting Systems $14.25 cum. pfd.                                               1,841,470
              1,017  Spanish Broadcasting Systems 144A $14.25 pfd. (PIK)                                         1,088,190
             30,000  Von Hoffman Corp. 144A $13.50 pfd.                                                            930,000
              1,075  WinStar Communications, Inc. 144A $14.25 pfd.                                               1,118,000
                                                                                                            --------------
                     Total Preferred Stocks (cost $31,449,813)                                              $   29,241,610

FOREIGN GOVERNMENT BONDS AND NOTES (0.5%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
        $ 2,515,000  Korea (Republic of) unsub. 8 7/8s, 2008                                                $    1,763,644
          1,615,000  Russia (Government of) 144A bonds 12 3/4s, 2028                                               371,450
            635,000  United Mexican States bonds 11 3/8s, 2016                                                     539,750
          1,585,000  Venezuela (Government of) bonds 13 5/8s, 2018                                                 737,025
                                                                                                            --------------
                     Total Foreign Government Bonds and Notes
                       (cost $4,711,051)                                                                    $    3,411,869

BRADY BONDS (0.9%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
       $  1,900,000  Argentina (Republic of) stepped-coupon
                       Ser. L-GP, 5 3/4s, (6s, 3/31/99), 2023 (STP)                                         $    1,161,470
          3,639,578  Brazil (Government of) stepped-coupon 5s,
                       (8s, 4/30/00), 2014 (STP)                                                                 1,919,878
          2,265,000  Brazil (Government of) disc. bonds Ser. ZL, FRB
                       6.625s, 2024                                                                              1,313,700
            405,000  Bulgaria (Government of) Ser. A, FRB, 2 1/2s, 2012                                            145,800
            750,000  Central Bank of Nigeria Ser. WW, 6 1/4s, 2020                                                 397,500
            623,095  Ecuador (Republic of) deb. Ser. PDI, FRB, 6.625s, 2015                                        185,371
            480,000  Peru (Government of) 144A Ser. PDI, 4s, 2017                                                  231,600
          2,150,000  United Mexican States sec. Ser. B, 6 1/4s, 2019                                             1,531,875
                                                                                                            --------------
                     Total Brady Bonds (cost $9,141,826)                                                    $    6,887,194

CONVERTIBLE BONDS AND NOTES (0.7%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
        $ 3,000,000  APP Global Finance Ltd. cv. bond zero %, 2012
                       (United Kingdom)                                                                     $      337,500
            500,000  APP Global Finance (V) Ltd. 144A cv. 2s, 2000
                       (United Kingdom)                                                                            290,000
          1,600,000  APP Global Finance (V) Ltd. 144A cv. sec. 2s, 2000
                       (United Kingdom)                                                                            928,000
          1,000,000  Argosy Gaming cv. sub. notes 12s, 2001                                                        830,000
            100,000  Exide Corp. 144A cv. sr. sub. notes 2.9s, 2005                                                 56,625
          2,050,000  Jacor Communications, Inc. cv. sr. notes zero %, 2011                                       1,652,813
            500,000  Lam Research Corp. 5s, 2002                                                                   382,500
            390,000  WinStar Communications. Inc. 144A cv. sr. disc. notes
                       stepped-coupon zero % (14s, 10/15/00), 2005 (STP)                                           507,000
                                                                                                            --------------
                     Total Convertible Bonds and Notes (cost $6,626,722)                                    $    4,984,438

CONVERTIBLE PREFERRED STOCKS (0.4%) (a)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
             52,600  Cendant Corp. $3.75 cv. pfd.                                                           $    1,331,438
             10,100  Chancellor Media Corp. $3.00 cv. cum. pfd.                                                    757,500
              4,195  Chesapeake Energy Corp. 144A $3.50 cv. cum. pfd.                                               92,290
                 70  Paxson Communications Corp. 144A $9.75
                       cv. pfd. (PIK)                                                                              700,000
                836  XCL Ltd $8.075 cv. pfd. (STP)                                                                  84,018
                                                                                                            --------------
                     Total Convertible Preferred Stocks (cost $4,128,728)                                   $    2,965,246

WARRANTS (0.2%) (a) (NON)                                                                       EXPIRATION
NUMBER OF WARRANTS                                                                              DATE                 VALUE
--------------------------------------------------------------------------------------------------------------------------
                880  21st Century Telecom Group 144A                                            2/15/10     $       48,400
              1,200  Allegiance Telecom, Inc.                                                   2/3/08              19,200
              2,480  American Mobile Satellite Corp.                                            4/1/08              17,360
                100  Club Regina, Inc. 144A                                                     4/15/06              2,000
              2,900  Covad Communications Group 144A                                            3/15/08            116,000
             14,400  DTI Holdings Inc.                                                          3/1/08              28,800
                670  E. Spire Communications, Inc.                                              11/1/05             73,700
              1,150  Epic Resorts                                                               6/15/05                 12
             43,776  Intelcom Group 144A                                                        10/15/05         1,181,952
              2,000  KMC Telecom Holdings, Inc.                                                 4/15/08             32,000
              2,290  Knology Holdings, Inc. 144A                                                10/15/07             3,435
                650  MGC Communications, Inc. 144A                                              10/1/04             35,750
                370  Orbital Imaging Corp. 144A                                                 3/1/05              14,800
              2,240  Paxson Communications Corp. 144A                                           6/30/03                 22
              1,160  Versatel Teleco 144A                                                       5/15/08             11,600
                840  WAM!NET, Inc.                                                              3/1/05              10,080
                                                                                                            --------------
                     Total Warrants (cost $1,414,049)                                                       $    1,595,111

COMMON STOCKS (-%)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
             13,250  American Mobile Satellite Corp.                                                        $       72,875
                619  Mothers Work, Inc.                                                                              4,565
             20,000  PsiNet, Inc.                                                                                  210,000
                                                                                                            --------------
                     Total Common Stocks (cost $455,356)                                                    $      287,440

SHORT-TERM INVESTMENTS (4.4%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
        $    50,000  U.S. Treasury Bills zero %, December 17, 1998(SEG)                                     $       49,269
         33,007,000  Interest in $750,000,000 joint tri-party repurchase agreement dated August 31,1998 with Lehman Brothers due
                       September 1,1998 with respect to various
                       U.S. Treasury obligations -- maturity value of
                       $33,012,290.29 for an effective yield of 5.77%                                           33,012,290
                                                                                                            --------------
                     Total Short-Term Investments (cost $33,061,559)                                        $   33,061,559
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $806,493,864) (b)                                              $  728,425,113
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $742,037,275.

  (b) The aggregate identified cost on a tax basis is $806,518,842, resulting in gross unrealized appreciation and depreciation of $3,415,073 and $81,508,802, respectively, or net unrealized depreciation of $78,093,729.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(SEG) This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at August 31, 1998.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities
      Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates shown at August 31,1998, which are subject to change based on the terms of the security.

      FLIRB represents Front Loaded Interest Reduction Bond.

-------------------------------------------------------------------------------
Futures Contracts Outstanding at August 31, 1998
                                      Aggregate Face    Expiration  Unrealized
                         Total Value      Value            Date   (Depreciation)
-------------------------------------------------------------------------------
U.S. Treasury Bond
(Short)                    $762,000      $736,566         Dec-98    $(25,434)
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
August 31, 1998
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $806,493,864) (Note 1)                                            $728,425,113
-----------------------------------------------------------------------------------------------
Cash                                                                                  1,747,540
-----------------------------------------------------------------------------------------------
Interest and other receivables                                                       15,238,337
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                               10,204,425
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                       13,965,305
-----------------------------------------------------------------------------------------------
Total assets                                                                        769,580,720

Liabilities
-----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                 2,683,542
-----------------------------------------------------------------------------------------------
Payable to Manager (Note 2)                                                           1,746,233
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                     14,963,104
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                            6,272,836
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                               63,488
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                               605
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              1,740
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                  516,275
-----------------------------------------------------------------------------------------------
Payable for variation margin                                                              3,937
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                  291,298
-----------------------------------------------------------------------------------------------
Other liabilities                                                                     1,000,387
-----------------------------------------------------------------------------------------------
Total liabilities                                                                    27,543,445
-----------------------------------------------------------------------------------------------
Net assets                                                                         $742,037,275

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1, 4 and 5)                                                 $826,711,028
-----------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                            (2,683,541)
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Notes 1 and 3)                         (3,896,027)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                          (78,094,185)
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                         $742,037,275

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($278,847,245 divided by 34,782,051 shares)                                               $8.02
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.02)*                                    $8.42
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($444,096,132 divided by 55,460,168 shares)**                                             $8.01
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($19,093,898 divided by 2,384,999 shares)                                                 $8.01
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.01)*                                    $8.28
-----------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000.  On sales of $50,000 or more and on group sales the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.





Statement of operations
For the period December 31, 1997 (commencement of operations) to August 31, 1998

Investment income:
Interest (net of foreign tax $41,525)                                             $  19,292,551
-----------------------------------------------------------------------------------------------
Dividend                                                                                929,605
-----------------------------------------------------------------------------------------------
Total investment income                                                              20,222,156

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                      1,768,054
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                          399,970
-----------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                        4,596
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                          6,070
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                   240,298
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                 1,470,236
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                    40,319
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  37,226
-----------------------------------------------------------------------------------------------
Registration fees                                                                       251,335
-----------------------------------------------------------------------------------------------
Auditing                                                                                 42,965
-----------------------------------------------------------------------------------------------
Legal                                                                                    20,234
-----------------------------------------------------------------------------------------------
Postage                                                                                  13,608
-----------------------------------------------------------------------------------------------
Other expenses                                                                           19,606
-----------------------------------------------------------------------------------------------
Fees waived by Manager (Note 2)                                                         (21,821)
-----------------------------------------------------------------------------------------------
Total expenses                                                                        4,292,696
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                             (216,799)
-----------------------------------------------------------------------------------------------
Net expenses                                                                          4,075,897
-----------------------------------------------------------------------------------------------
Net investment income                                                                16,146,259
-----------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                     (3,851,466)
-----------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Notes 1 and 3)                                  (44,561)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures during the period            (78,094,185)
-----------------------------------------------------------------------------------------------
Net loss on investments                                                             (81,990,212)
-----------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                              $ (65,843,953)
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                               For the period
                                                                                              December 31,1997
                                                                                                (commencement
                                                                                                of operations)
                                                                                              to August 31,1998
---------------------------------------------------------------------------------------------------------------
Increase in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                                              $ 16,146,259
---------------------------------------------------------------------------------------------------------------
Net realized loss on investments                                                                     (3,896,027)
---------------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                                          (78,094,185)
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                                (65,843,953)
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                                          (6,585,636)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                                          (9,095,142)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                                            (465,481)
---------------------------------------------------------------------------------------------------------------
  In excess of net investment income
    Class A                                                                                          (1,095,167)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                                          (1,512,490)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                                             (77,408)
---------------------------------------------------------------------------------------------------------------
From return of capital
    Class A                                                                                          (1,043,290)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                                          (1,440,844)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                                             (73,741)
---------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                                   827,268,427
---------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                                        740,035,275

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of period (Note 5)                                                                          2,002,000
---------------------------------------------------------------------------------------------------------------
End of period (Including distribution in excess of
net investment income of $2,683,541)                                                               $742,037,275
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                   December 31, 1997+
operating performance                                                                                            to August 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1998
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                                     $8.50
------------------------------------------------------------------------------------------------------------------------------------
Investment activities
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)(b)                                                                                              .41
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                                                                      (.47)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                                    (.06)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                                                       (0.32)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                                                                        (.05)
------------------------------------------------------------------------------------------------------------------------------------
Return of capital                                                                                                        (.05)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                                     (0.42)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                                           $8.02
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(c)                                                                                               (1.08)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                                       $278,847
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(d)                                                                                                 .84*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)                                                                                             4.57*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                                  44.05*
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Reflects an expense limitation in effect during the period (Note 2). As a result of such limitation, expenses for the fund reflect a reduction of less than $0.01 per share for class A, class B, and class M for the period ended August 31, 1998.

(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) The ratio of expenses to average net assets for the period includes amounts paid through expense offset arrangements. (Note 2)




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                   December 31, 1997+
operating performance                                                                                            to August 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1998
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                                     $8.50
------------------------------------------------------------------------------------------------------------------------------------
Investment activities
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)(b)                                                                                              .36
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                                                                      (.46)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                                    (.10)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                                                       (0.29)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                                                                        (.05)
------------------------------------------------------------------------------------------------------------------------------------
Return of capital                                                                                                        (.05)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                                     (0.39)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                                           $8.01
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(c)                                                                                               (1.58)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                                       $444,096
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(d)                                                                                                1.34*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)                                                                                             4.07*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                                  44.05*
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Reflects an expense limitation in effect during the period (Note 2). As a result of such limitation, expenses for the fund reflect a reduction of less than $0.01 per share for class A, class B, and class M for the period ended August 31, 1998.

(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) The ratio of expenses to average net assets for the period includes amounts paid through expense offset arrangements. (Note 2)




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                   December 31, 1997+
operating performance                                                                                            to August 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1998
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                                     $8.50
------------------------------------------------------------------------------------------------------------------------------------
Investment activities
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)(b)                                                                                              .40
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                                                               (.48)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                                    (.08)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                                                       (0.31)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                                                                        (.05)
------------------------------------------------------------------------------------------------------------------------------------
Return of capital                                                                                                        (.05)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                                     (0.41)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                                           $8.01
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(c)                                                                                               (1.33)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                                        $19,094
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(d)                                                                                             1.01*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)                                                                                             4.49*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                                  44.05*
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Reflects an expense limitation in effect during the period (Note 2). As a result of such limitation, expenses for the fund reflect a reduction of less than $0.01 per share for class A, class B, and class M for the period ended August 31, 1998.

(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) The ratio of expenses to average net assets for the period includes amounts paid through expense offset arrangements. (Note 2)




Notes to financial statements
August 31, 1998

Note 1
Significant accounting policies

Putnam High Yield Trust II ("the fund") is a series of Putnam Funds Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income by investing primarily in high-yielding, lower-rated fixed-income securities constituting a portfolio that Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. believes does not involve undue risk to income or principal.

The fund offers class A, class B and class M shares. The fund commenced operations of class A, class B, and class M shares on December 31, 1997. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain debt obligations, such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, or dealers which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Discounts on zero coupon bonds, original issue discount bonds, stepped-coupon bonds and payment in kind bonds are accreted according to the yield-to-maturity basis. Any premium resulting from the purchase of stepped-coupon securities is amortized on a yield-to-maturity basis.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns. The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

G) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, dividends payable and interest on payment-in-kind securities. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended August 31, 1998, the fund reclassified $1,524 to decrease distributions in excess of net investment income and $1,524 to decrease paid-in-capital. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

H) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, and 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through August 31, 1998, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expense, credits from PFTC and payments under the Trust's distribution plan) would exceed an annual rate of 1.00% of the fund's average net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended August 31, 1998, fund expenses were reduced by $216,799 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $860 has been allocated to the fund and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund to an annual rate of 0.25%, 1.00% and 0.50% of the average net assets attributable to class A, class B and class M shares respectively.

For the year ended August 31, 1998, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $977,193 and $36,783 from the sale of class A and class M shares, respectively and $234,176 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended, Putnam Mutual Funds Corp., acting as underwriter received $1,602 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended, purchases and sales of investment securities other than short-term investments aggregated $950,738,758 and $177,318,524, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At August 31, 1998, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                        For the period
                                                       December 31, 1997
                                                       (commencement of
                                                         operations) to
                                                        August 31, 1998
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     40,550,553       $362,372,816
-----------------------------------------------------------------------------
Shares
reinvested                                         626,303          5,446,273
-----------------------------------------------------------------------------
                                                41,176,856        367,819,089

Shares
repurchased                                     (6,630,099)       (58,110,433)
-----------------------------------------------------------------------------
Net increase                                    34,546,757       $309,708,656
-----------------------------------------------------------------------------

                                                        For the period
                                                       December 31, 1997
                                                       (commencement of
                                                         operations) to
                                                        August 31, 1998
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     62,104,484       $554,585,163
-----------------------------------------------------------------------------
Shares
reinvested                                         781,429          6,775,411
-----------------------------------------------------------------------------
                                                62,885,913        561,360,574

Shares
repurchased                                     (7,425,863)       (65,206,680)
-----------------------------------------------------------------------------
Net increase                                    55,460,050       $496,153,894
-----------------------------------------------------------------------------

                                                        For the period
                                                       December 31, 1997
                                                       (commencement of
                                                         operations) to
                                                        August 31, 1998
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      3,136,710        $28,080,662
-----------------------------------------------------------------------------
Shares
reinvested                                          50,712            441,554
-----------------------------------------------------------------------------
                                                 3,187,422         28,522,216

Shares
repurchased                                       (802,541)        (7,116,339)
-----------------------------------------------------------------------------
Net increase                                     2,384,881        $21,405,877
-----------------------------------------------------------------------------

Note 5
Initial capitalization and
offering of shares

The trust was established as a Massachusetts business trust on January 22, 1996. During the period January 22, 1996 to December 30, 1997 the fund had no operations other than those related to organizational matters, including the initial capital contribution of $2,000,000, $1,000 and $1,000 and the issuance of 235,294, 118 and 118 shares of classes A, B, and M, respectively to Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments, Inc. on December 30, 1997.



Federal tax information
(Unaudited)

The fund has designated 7.56% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

For the year ended August 31, 1998, a portion of the fund's distribution represents a return of capital and is therefore not taxable to shareholders.

The Form 1099 you receive in January 1999 will show the tax status of all distributions paid to your account in calendar 1998.


Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT
ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Steven M. Oristaglio
Vice President

William J. Curtin
Vice President

Jennifer E. Leichter
Vice President and Fund Manager

Gail S. Attridge
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam High Yield Trust II. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



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PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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Bulk Rate
U.S. Postage
PAID
Putnam
Investments
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AN064 45961 2HB  10/98